Supplier Financings	12 Months Ended
Dec. 31, 2017
Debt Disclosure [Abstract]
Supplier Financings

9. Supplier Financings

In 2016 and 2017, the Company obtained third-party financing for certain business insurance premiums. The 2016 and 2017 financings bear interest rates ranging from 3.75% to 5.70% per annum, and all financings are due within one year. The balances due under these annual financing arrangements were approximately $76,000 and $61,000 as of December 31, 2016 and 2017, respectively.